UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3703

Name of Fund: CBA Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CBA Money
        Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/04 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        CBA Money Fund

Semi-Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

CBA Money Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Richard J. Mejzak, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CBA account, call 800-247-6400.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2                   CBA MONEY FUND           AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


                    CBA MONEY FUND           AUGUST 31, 2004                   3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      In anticipation of a series of interest rate hikes by the Federal Reserve Board, we began to target shorter sectors of the yield curve and gradually reduce duration, while continuing to focus on variable rate securities.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2004, CBA Money Fund paid shareholders a net annualized dividend of .34%. The Fund's seven-day yield as of August 31, 2004, was .65%.

The Fund's average portfolio maturity at August 31, 2004, was 62 days, compared to 69 days as of February 29, 2004. The Fund's average maturity during the six-month period ranged from a low of 57 days to a high of 76 days.

After a prolonged period of unchanged monetary policy, the Federal Reserve Board (the Fed) recently embarked on a tightening cycle with three separate .25% interest rate hikes in June, August and September. The Federal Funds target rate currently stands at 1.75%, after remaining at 1% for slightly more than a year. The Fed policy change was primarily prompted by three consecutive months of robust payroll data for March, April and May. This sector of the economy had lagged considerably in the recovery, until the March employment report finally began to show clear signs that adequate job creation was underway. Accordingly, we saw yields rise steadily throughout the six-month period. In this environment, we found that concentrating on shorter sectors of the yield curve and maintaining an overweight position in the variable rate sectors proved beneficial.

How did you manage the portfolio during the period?

The market was given ample warning for the Fed's first interest rate increase in late June, as the first in a series of strong employment reports was released in early April. Although a move to higher interest rates was imminent, the Fed clearly telegraphed its intentions to move at a "measured" pace. In our view, the appropriate strategy was not necessarily to aggressively shorten the Fund's overall duration, but rather to target shorter sectors of the yield curve while still maintaining a slightly shorter, but still fairly constructive, portfolio duration (typically 65 days - 70 days). We were able to implement this strategy because of our concentration in variable rate securities, which made up approximately 65% of the Fund's net assets. Because the coupons on variable rate securities are continually resetting, that portion of the portfolio offers a level of protection in a period of rising interest rates, enabling us to be slightly more active with the remainder of our investments.

As expected, the front end of the yield curve was fairly steep. Thus, we found both higher yields and greater value in maturities as short as six months. In the early stages of a rising interest rate environment, such as the current cycle, the two-year sector typically underperforms the rest of the yield curve. For that reason, we were extremely wary of the longer sectors. Fair value for the two-year Treasury note historically has been considered to be approximately 75 basis points (.75%) higher than the Federal Funds level. With a current yield of 2.55%, we see limited value, as we expect the Federal Funds level will be over 2% in two years time.

How would you characterize the portfolio's position at the close of the period?

We maintain our belief that, from a risk/reward perspective, greater value exists in the shorter sectors of the yield curve compared to the one-year and longer sectors. Specifically, March interest rate futures, which determine the yields for money market securities, are currently pricing in quarter-point interest rate increases at each of the next three Federal Open Market Committee meetings in September, November and December. (The Fed did in fact raise interest rates a quarter point at its September meeting.) Although we believe the long-term trend clearly points to higher interest rates, we feel some of the forward rates in this six-month sector may be


4                   CBA MONEY FUND           AUGUST 31, 2004
overzealous. In our opinion, the Fed may not have to move at each of the remaining meetings this year. The uncertainty of the upcoming election, high oil prices and the continued fear of a terrorist strike pose legitimate threats to a sustainable recovery. Thus, we have been active in this sector via certificates of deposit earlier in the period and, more recently, through agency discount notes. Abundant issuance by the government-sponsored enterprises in the front end has caused spreads to tighten and, given the negligible difference in yield, we prefer discount notes for both credit quality and liquidity purposes. As a result, our variable rate holdings have recently declined to 55% of net assets. However, given the unattractive spreads to commercial paper, we find little reason to add any floaters at current levels. Our duration target is currently moderately more conservative at 55 days - 65 days, allowing us some flexibility should a sudden spike in yields occur.

The Fund's portfolio composition as a percent of net assets at the end of the period and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                          8/31/04        2/29/04
--------------------------------------------------------------------------------
Bank Notes .......................................          6.0%           8.9%
Certificates of Deposit--European ................          2.7            1.6
Certificates of Deposit--Yankee* .................          6.0            3.1
Commercial Paper .................................         26.5           27.6
Funding Agreements ...............................          6.6           10.5
Medium-Term Notes ................................         13.2            5.5
U.S. Government & Agency
   Obligations--Discount Notes ...................          2.0            6.6
U.S. Government & Agency
   Obligations--Non-Discount Notes ...............         37.3           38.5
Liabilities in Excess of Other Assets ............         (0.3)          (2.3)
                                                          --------------------
Total ............................................        100.0%         100.0%
                                                          ====================

*     U.S. branches of foreign banks.

Richard J. Mejzak
Vice President and Portfolio Manager

September 22, 2004


                    CBA MONEY FUND           AUGUST 31, 2004                   5

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                Expenses Paid
                               Beginning         Ending       During the Period*
                             Account Value    Account Value     March 1, 2004
                             March 1, 2004   August 31, 2004  to August 31, 2004
================================================================================
Actual
================================================================================
CBA Money Fund                   $1,000         $1,003.40            $4.75
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
CBA Money Fund                   $1,000         $1,020.74            $4.79
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of .93%, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


6                   CBA MONEY FUND           AUGUST 31, 2004

Schedule of Investments as of August 31, 2004                     (in Thousands)

                                         Face           Interest            Maturity
Issue                                   Amount           Rate*                Date          Value
===================================================================================================
Bank Notes--6.0%
===================================================================================================
Bank of                                $ 9,000           1.55+%             1/28/2005      $  9,000
America, NA
---------------------------------------------------------------------------------------------------
Total Bank Notes (Cost--$9,000) .........................................................     9,000
===================================================================================================
Certificates of Deposit--European--2.7%
===================================================================================================
Credit Agricole                          3,000           1.27              12/31/2004         2,994
Indosuez, London
---------------------------------------------------------------------------------------------------
Landesbank                               1,000           1.28               9/13/2004         1,000
Hessen-Thuringen
Girozentrale
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$4,000) ..........................................................................     3,994
===================================================================================================
Certificates of Deposit--Yankee--6.0%
===================================================================================================
ABN AMRO Bank                            5,000           1.25               4/05/2005         4,977
NV, NY
---------------------------------------------------------------------------------------------------
BNP Paribas, NY                          2,500           2.06               3/31/2005         2,501
---------------------------------------------------------------------------------------------------
HBOS Treasury                            1,500           2.025              3/29/2005         1,500
Services PLC, NY
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$9,000) ..........................................................................     8,978
===================================================================================================
Commercial Paper--26.5%
===================================================================================================
Amsterdam Funding                        3,000           1.53               9/21/2004         2,997
Corporation
---------------------------------------------------------------------------------------------------
Barton Capital                           5,000           1.53               9/09/2004         4,998
LLC
---------------------------------------------------------------------------------------------------
Blue Ridge Asset                         3,000           1.50               9/13/2004         2,998
Funding Corporation                      3,014           1.53               9/15/2004         3,012
---------------------------------------------------------------------------------------------------
HBOS Treasury                            1,825           1.34               9/07/2004         1,824
Services PLC
---------------------------------------------------------------------------------------------------
Kitty Hawk Funding                       2,631           1.54               9/27/2004         2,628
Corporation
---------------------------------------------------------------------------------------------------
Morgan Stanley                           1,100           1.58+             10/28/2004         1,100
---------------------------------------------------------------------------------------------------
Old Line                                 4,479           1.53               9/20/2004         4,475
Funding, LLC
---------------------------------------------------------------------------------------------------
PB Finance                                 600           1.49               9/03/2004           600
(Delaware), Inc.                         1,147           1.55               9/21/2004         1,146
---------------------------------------------------------------------------------------------------
Park Avenue                              3,480           1.54               9/10/2004         3,479
Receivables
Company
---------------------------------------------------------------------------------------------------
Sheffield                                4,000           1.49               9/03/2004         4,000
Receivables                              3,000           1.53               9/08/2004         2,999
Corporation
---------------------------------------------------------------------------------------------------
Thunder Bay                              3,618           1.50               9/01/2004         3,618
Funding LLC
---------------------------------------------------------------------------------------------------
Total Commercial Paper
(Cost--$39,874) .........................................................................    39,874
===================================================================================================
Funding Agreements--6.6%
===================================================================================================
Monumental Life                         10,000           1.637+             5/16/2005 (a)    10,000
Insurance Company
---------------------------------------------------------------------------------------------------
Total Funding Agreements (Cost--$10,000) ................................................    10,000
===================================================================================================
Medium-Term Notes--13.2%
===================================================================================================
American Honda                           3,600           1.748+             3/11/2005         3,607
Finance Corporation
---------------------------------------------------------------------------------------------------
Dorada Finance                           4,500           1.76+              3/15/2005         4,503
Incorporated
---------------------------------------------------------------------------------------------------
General Electric                         4,000           1.68+              9/16/2005         4,000
Capital Corporation
---------------------------------------------------------------------------------------------------
Morgan Stanley                           1,000           1.514+             9/02/2005         1,000
                                           810           1.64+              9/27/2005           810
---------------------------------------------------------------------------------------------------
Sigma Finance Inc.                       6,000           1.513+             8/08/2005         5,998
---------------------------------------------------------------------------------------------------
Total Medium-Term Notes (Cost--$19,920) .................................................    19,918
===================================================================================================
U.S. Government & Agency Obligations--
Discount Notes--2.0%
===================================================================================================
Federal Home                             2,000           1.245              2/08/2005         1,984
Loan Mortgage
Corporation
---------------------------------------------------------------------------------------------------
Federal National                         1,000           1.21               1/07/2005           994
Mortgage
Association
---------------------------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations--
Discount Notes (Cost--$2,979) ...........................................................     2,978
---------------------------------------------------------------------------------------------------


                    CBA MONEY FUND           AUGUST 31, 2004                   7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                         Face           Interest            Maturity
Issue                                   Amount           Rate*                Date          Value
===================================================================================================
U.S. Government & Agency Obligations--
Non-Discount Notes--37.3%
===================================================================================================
Federal Farm                           $14,000           1.50+%             2/07/2005      $ 13,999
Credit Bank                              5,000           1.52+              2/24/2005         5,000
                                         1,300           1.53+              2/21/2006         1,300
                                           500           1.58+              3/08/2006           500
                                           750           1.55+              2/20/2008           750
---------------------------------------------------------------------------------------------------
Federal Home                               800           3.875             12/15/2004           804
Loan Bank                                  825           1.50               5/13/2005           822
                                         3,000           1.50               8/26/2005         2,983
---------------------------------------------------------------------------------------------------
Federal Home                               500           2.41              11/04/2005           501
Loan Mortgage                            3,250           1.665+            11/07/2005         3,251
Corporation                              1,000           2.30              11/17/2005         1,000
                                         2,000           2.35              12/09/2005         2,001
---------------------------------------------------------------------------------------------------
Federal National                         5,600           1.50+              8/17/2005         5,598
Mortgage                                 1,750           2.11               8/26/2005         1,749
Association                              9,000           1.523+             8/29/2005         8,996
                                         4,500           1.23+              9/06/2005         4,497
                                           400           2.32               9/30/2005           400
                                           550           2.07              10/21/2005           549
                                           550           2.10              10/21/2005           549
                                           500           2.375              5/04/2006           499
---------------------------------------------------------------------------------------------------
U.S. Treasury
Notes                                      300           1.50               3/31/2006           297
---------------------------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations--
Non-Discount Notes (Cost--$56,060) ......................................................    56,045
---------------------------------------------------------------------------------------------------
Total Investments
(Cost--$150,833**)--100.3% ..............................................................   150,787

Liabilities in Excess of Other Assets--(0.3%) ...........................................      (500)
                                                                                           --------
Net Assets--100.0% ......................................................................  $150,287
                                                                                           ========

+     Variable rate notes.
* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 2004.
** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ................................................  $150,833
                                                                       ========
      Gross unrealized appreciation .................................  $      5
      Gross unrealized depreciation .................................       (51)
                                                                       --------
      Net unrealized depreciation ...................................  $    (46)
                                                                       ========

(a)   Restricted securities as to resale.

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                      Acquisition
      Issue                               Date           Cost            Value
      --------------------------------------------------------------------------
      Monumental Life Insurance
         Company, 1.637%
         due 5/16/2005                  5/18/2004       $10,000         $10,000
      --------------------------------------------------------------------------

      Total                                             $10,000         $10,000
      ==========================================================================

      See Notes to Financial Statements.


8                   CBA MONEY FUND           AUGUST 31, 2004

Statement of Assets and Liabilities

As of August 31, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$150,832,665) ........................                      $ 150,787,179
                       Interest receivable .....................................                            206,607
                       Other assets ............................................                            369,110
                                                                                                      -------------
                       Total assets ............................................                        151,362,896
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................    $     900,000
                          Custodian bank .......................................           58,593
                          Distributor ..........................................           41,485
                          Other affiliates .....................................           40,419
                          Investment adviser ...................................            8,272         1,048,769
                                                                                    -------------
                       Accrued expenses and other liabilities ..................                             26,823
                                                                                                      -------------
                       Total liabilities .......................................                          1,075,592
                                                                                                      -------------
                       Net assets ..............................................                      $ 150,287,304
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ............................                      $  15,033,279
                       Paid-in capital in excess of par ........................                        135,299,511
                       Unrealized depreciation--net ............................                            (45,486)
                                                                                                      -------------
                       Net Assets--Equivalent to $1.00 per share based on
                        150,332,790 shares of beneficial interest outstanding ..                      $ 150,287,304
                                                                                                      =============

      See Notes to Financial Statements.


                    CBA MONEY FUND           AUGUST 31, 2004                   9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended August 31, 2004
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned                       $   1,095,281
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $     434,394
                       Transfer agent fees .....................................          132,387
                       Distribution fees .......................................          107,434
                       Professional fees .......................................           34,758
                       Printing and shareholder reports ........................           27,385
                       Accounting services .....................................           27,311
                       Registration fees .......................................           14,183
                       Trustees' fees and expenses .............................           11,690
                       Custodian fees ..........................................            7,902
                       Pricing expense .........................................              670
                       Other ...................................................           13,625
                                                                                    -------------
                       Total expenses ..........................................                            811,739
                                                                                                      -------------
                       Investment income--net ..................................                            283,542
                                                                                                      -------------
                       Realized gain on investments--net .......................                              4,894
                       Change in unrealized appreciation/depreciation on
                        investments--net .......................................                           (108,282)
                                                                                                      -------------
                       Total realized and unrealized loss on investments--net ..                           (103,388)
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $     180,154
                                                                                                      =============

      See Notes to Financial Statements.


10                  CBA MONEY FUND           AUGUST 31, 2004

Statements of Changes in Net Assets

                                                                                       For the Six       For the
                                                                                      Months Ended      Year Ended
                                                                                       August 31,      February 29,
Increase (Decrease) in Net Assets:                                                        2004             2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $     283,542     $     934,356
                       Realized gain--net ......................................            4,894            48,569
                       Change in unrealized appreciation/depreciation--net .....         (108,282)            7,381
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....          180,154           990,306
                                                                                    -------------------------------
===================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................         (283,542)         (934,356)
                       Realized gain--net ......................................           (4,894)          (48,569)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ..........................         (288,436)         (982,925)
                                                                                    -------------------------------
===================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------
                       Net asset value of shares issued to shareholders in
                        reinvestment of dividends and distributions ............          288,436           982,787
                       Cost of shares redeemed .................................      (40,743,329)     (112,510,774)
                                                                                    -------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ..................................      (40,454,893)     (111,527,987)
                                                                                    -------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ............................      (40,563,175)     (111,520,606)
                       Beginning of period .....................................      190,850,479       302,371,085
                                                                                    -------------------------------
                       End of period ...........................................    $ 150,287,304     $ 190,850,479
                                                                                    ===============================

      See Notes to Financial Statements.


                    CBA MONEY FUND           AUGUST 31, 2004                  11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights


The following per share data and ratios have been derived        For the Six     For the               For the Year Ended
from information provided in the financial statements.          Months Ended   Year Ended                  February 28,
                                                                 August 31,    February 29,   -------------------------------------
Increase (Decrease) in Net Asset Value:                             2004          2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ......  $    1.00      $    1.00     $    1.00     $    1.00     $     1.00
                                                                -------------------------------------------------------------------
                      Investment income--net .................      .0017          .0037         .0110         .0331          .0567
                      Realized and unrealized gain (loss)--net     (.0007)         .0002        (.0007)       (.0020)         .0021
                                                                -------------------------------------------------------------------
                   Total from investment operations ..........      .0010          .0039         .0103         .0311          .0588
                                                                -------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net .................     (.0017)        (.0037)       (.0110)       (.0331)        (.0567)
                      Realized gain--net .....................         --+        (.0002)       (.0003)       (.0003)        (.0001)
                                                                -------------------------------------------------------------------
                   Total dividends and distributions .........     (.0017)        (.0039)       (.0113)       (.0334)        (.0568)
                                                                -------------------------------------------------------------------
                   Net asset value, end of period ............  $    1.00      $    1.00     $    1.00     $    1.00     $     1.00
                                                                ===================================================================
                   Total investment return ...................        .34%*          .39%         1.13%         3.35%          5.83%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses ..................................        .93%*          .87%          .87%          .83%           .75%
                                                                ===================================================================
                   Investment income and realized gain on
                    investments--net .........................        .33%*          .41%         1.16%         3.53%          5.67%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ..  $ 150,287      $ 190,850     $ 302,371     $ 540,669     $1,199,550
                                                                ===================================================================

*     Annualized.
+     Amount is less than ($.0001) per share.

      See Notes to Financial Statements.


12                  CBA MONEY FUND           AUGUST 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money market fund whose shares are held in certain accounts at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). The Fund is currently not offering any new shares to the public except through dividend reinvestment. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Fund may invest in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                    CBA MONEY FUND           AUGUST 31, 2004                  13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers. The MLPF&S distribution fee is to compensate MLPF&S and its financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders and in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended August 31, 2004, the Fund reimbursed FAM $1,936 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, ML & Co., and/or MLIM, LLC.

3. Beneficial Interest Transactions:

The number of shares reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Subsequent Event:

On or about October 18, 2004, there will be an exchange of Fund shares for shares of CMA Money Fund. Fund shares held by shareholders will be automatically sold, and the proceeds of that redemption will be reinvested at net asset value in shares of CMA Money Fund. CMA Money Fund is a money market mutual fund with the same investment objective and portfolio managers as the Fund, but with a larger asset base and a lower expense ratio. This redemption and subscription of shares will occur on the same day, ensuring no interruption in shareholders' dividends.


14                  CBA MONEY FUND           AUGUST 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                    CBA MONEY FUND           AUGUST 31, 2004                  15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #11676 -- 8/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CBA Money Fund


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: October 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: October 18, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CBA Money Fund

        Date: October 18, 2004